SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Lennar Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 10, 2019.
LENNAR CORPORATION	Meeting Information

Meeting Type:             Annual Meeting

For holders as of:        February 12, 2019

Date:    April 10, 2019          Time: 11:00 a.m. Eastern Time

Location:   700 Northwest 107th Avenue,

                   Miami, Florida 33172

Meeting Directions: For directions to the Annual Meeting please call Lennar’s Investor Relations department at (305) 485-2038.

LENNAR CORPORATION ATTN: LEGAL DEPARTMENT 700 N.W. 107TH AVENUE MIAMI, FL 33172

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement    2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 27, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Elect twelve directors to serve until the 2020 Annual Meeting of Stockholders.

	01) Rick Beckwitt	07) Sidney Lapidus
	02) Irving Bolotin	08) Teri P. McClure
	03) Steven L. Gerard	09) Stuart Miller
	04) Tig Gilliam	10) Armando Olivera
	05) Sherrill W. Hudson	11) Jeffrey Sonnenfeld
	06) Jonathan M. Jaffe	12) Scott Stowell

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2019.

3.	Approve, on an advisory basis, the compensation of our named executive officers.

The Board of Directors recommends you vote AGAINST proposal 4:

4.	Vote on a stockholder proposal regarding having directors elected by a majority of the votes cast in uncontested elections.

NOTE: Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

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